GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Aug. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLES ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS
The fiscal year 2013 and 2012 annual goodwill impairment tests were performed as of March 1, 2013, and 2012, respectively, and no indications of goodwill impairment existed as of either date. Goodwill is tested for impairment at least annually, or more frequently if events or circumstances indicate a potential impairment. There were no events or changes in circumstances indicating that goodwill might be impaired as of Aug. 31, 2013. As of fiscal year 2013, accumulated goodwill impairment charges since the adoption of FASB Statement No. 142, Goodwill and Other Intangible Assets (codified in ASC 350) in 2002 were $2 billion. The charges related to Seeds and Genomics and were primarily a result of a change in the valuation method (from an undiscounted cash flow methodology to a discounted cash flow methodology) upon adoption of ASC 350 as well as unanticipated delays in biotechnology acceptance and regulatory approvals.
Changes in the net carrying amount of goodwill for fiscal years 2012 and 2013, by segment, are as follows:

(Dollars in millions)	Seeds and Genomics	Agricultural Productivity	Total
Balance Aug. 31, 2011	$3,308	$57	$3,365
Acquisition activity (see Note 4)	227	—	227
Effect of foreign currency translation adjustments	(157)	—	(157)
Balance Aug. 31, 2012	$3,378	$57	$3,435
Acquisition activity (see Note 4)	110	—	110
Effect of foreign currency translation adjustments	(27)	2	(25)
Balance Aug. 31, 2013	$3,461	$59	$3,520

In fiscal year 2013, goodwill increased due to the current year acquisitions of Agradis, Inc., Rosetta Green, Inc., GrassRoots Biotechnology, Inc., and Dieckmann GMBH & Co. KG partially offset by the effects of foreign currency translation adjustments. See Note 4 — Business Combinations — for further information.

Information regarding the company’s other intangible assets is as follows:

	As of Aug. 31, 2013			As of Aug. 31, 2012
(Dollars in millions)	Carrying Amount	Accumulated Amortization	Net	Carrying Amount	Accumulated Amortization	Net
Acquired Germplasm	$1,113	$(717)	$396	$1,144	$(707)	$437
Acquired Intellectual Property	1,095	(791)	304	1,085	(771)	314
Trademarks	341	(131)	210	348	(124)	224
Customer Relationships	306	(179)	127	285	(152)	133
Other	177	(91)	86	168	(87)	81
Total Other Intangible Assets, Finite Lives	$3,032	$(1,909)	$1,123	$3,030	$(1,841)	$1,189
In Process Research & Development, Indefinite Lives	103	—	103	48	—	48
Total Other Intangible Assets	$3,135	$(1,909)	$1,226	$3,078	$(1,841)	$1,237

The increase in the carrying amount of total other intangible assets during fiscal year 2013 resulted from the Agradis, Inc., Rosetta Green, Inc., GrassRoots Biotechnology, Inc., and Dieckmann GMBH & Co. KG acquisitions described in Note 4 — Business Combinations. The decrease in net book value of total other intangible assets during fiscal year 2013 primarily resulted from amortization and foreign currency translation adjustments.
Total amortization expense of total other intangible assets was $111 million in fiscal year 2013, $124 million in fiscal year 2012 and $150 million in fiscal year 2011.
The estimated intangible asset amortization expense for each of the five succeeding fiscal years is as follows:

(Dollars in millions)	Amount
2014	$124
2015	124
2016	125
2017	114
2018	86